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                                                                  Rule 424(b)(3)
                                                      Registration No. 333-20559

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                           SUPPLEMENT TO PROSPECTUS
                            DATED FEBRUARY 18, 1997
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  On May 13, 1997, Irata, Inc. filed its Quarterly report on Form 10-QSB for the quarter ended March 31, 1997, a copy of which is attached hereto and incorporated herein, with the Securities and Exchange Commission.


Dated: May 14, 1997